LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED NOVEMBER 22, 2021

TO THE PROSPECTUS DATED MARCH 31, 2021,

OF CLEARBRIDGE LARGE CAP GROWTH ESG ETF

On or about November 22, 2021 (the “Effective Date”), ClearBridge Large Cap Growth ESG ETF (the “Fund”) will implement revisions to the Fund’s principal investment strategies to remove certain portfolio constraints relating to individual securities and sector exposure.

Principal Investment Strategies Changes

On the Effective Date, the eighth paragraph under the heading “More on the fund’s investment strategies, investments and risks – Principal investment strategies” in the Fund’s Prospectus is deleted in its entirety and replaced by the following:

The portfolio managers construct a portfolio of companies along the spectrum of growth rates and valuations, assigning weights accordingly to the team’s highest-conviction ideas, and adjusting position sizes to manage portfolio risk. All companies are assigned a proprietary ClearBridge ESG rating (A, AA, AAA). Companies that score a rating of “B” are considered un-investable. A unique aspect of the investment process is the distribution of stocks across the entire growth spectrum (cyclical, stable, and select), in an effort to provide balanced and diversified exposure while maintaining high active share.

The Fund’s investment objective and its fees and expenses will not change as a result of the revisions to the Fund’s principal investment strategies described above.

Please retain this supplement for future reference.

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